EXHIBIT NO. 32.1
Form 10-KSB
Ameri-First Financial Group, Inc.
File No. 0-28453


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ameri-First Financial Group, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn Little, Chief Executive Officer & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 22, 2007                       By: /s/ Glenn Little
      -----------------                          -------------------------------
                                                                    Glenn Little
                                                         Chief Executive Officer
                                                     and Chief Financial Officer


A signed  original of this  written  statement  required by Section 906 has been provided to Ameri-First Financial Group, Inc. and will be retained by Ameri-First Financial Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.